                           BARR ROSENBERG SERIES TRUST

                        U.S. SMALL CAPITALIZATION SERIES

                         Supplement dated March 23, 2000
                                       to
                         Prospectus dated July 29, 1999

     This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

                               PURCHASE OF SHARES

     Effective March 27, 2000, the Trust's U.S. Small Capitalization Series is reopened to all investors. As with the Trust's other series of beneficial interest, the Trust reserves the right to close the U.S. Small Capitalization Series to one or more classes of investors at any time.

     The portion of the Prospectus under the heading "Purchase of Shares" is hereby modified accordingly.